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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)           September 24, 2001


                         International Knife & Saw, Inc.

               (Exact Name of Registrant as Specified in Charter)

                       333-17305 (Commission File Number)

                       Delaware                        57-0697252
            (State or Other Jurisdiction of         (I.R.S. Employer
                    Incorporation)                 Identification No.)

                                 1299 Cox Avenue
                            Erlanger, Kentucky 41018
                    (Address of principal executive offices)

                                 (859) 371-0333
              (Registrant's telephone number, including area code)










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Items 1, 2, 4, 5, 6, 8 and 9.

Not applicable.


Item 3.  Bankruptcy or Receivership.

         On September 24, 2001, the Registrant issued a press release (the "Press Release") announcing that it had filed on that day a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. IKS Corporation ("IKS Corp."), a Delaware holding company that owns all the issued and outstanding common stock of the Registrant, also filed a petition with such court at such time. The Registrant and IKS Corp. will continue to manage their properties and operate their businesses as "debtors-in-possession" in accordance with the applicable provisions of the Bankruptcy Code. A copy of the Press Release is attached as
Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired
                  Not Applicable

         (b)      Pro Forma Financial Information
                  Not Applicable

         (c)      Exhibit No.
                  99.1     Press Release Dated September 24, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               INTERNATIONAL KNIFE & SAW, INC.


                           By:  /s/ Frederick F. Schauder
                               ------------------------------------------
                               Frederick F. Schauder, President and Chief
                               Executive Officer



                           By:  /s/ William M. Schult
                               ------------------------------------------
                               William M. Schult, Executive Vice
                               President,  Chief Financial Officer,
                               Treasurer and Secretary (Principal Financial
                               and Accounting Officer).

                               Date:  October 1, 2001


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